SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  April 12, 2011

 Green Solutions China, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-53415	75-3269182
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

Room 3601, the Centre, Queen’s Road no.99
Central, Hong Kong
 (Address of Principal Executive Offices)
 _______________

(852) 3691-8831
 (Issuer Telephone number)

China Green, Inc.

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties, principally in the sections entitled “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”  All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements regarding future events, our future financial performance, business strategy and plans and objectives of management for future operations, are forward-looking statements.  We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should,” or “will” or the negative of these terms or other comparable terminology.  Although we do not make forward looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy.  These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks outlined under “Risk Factors” or elsewhere in this Current Report on Form 8-K, which may cause our or our industry’s actual results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.  Moreover, we operate in a very competitive and rapidly changing environment.  New risks emerge from time to time and it is not possible for us to predict all risk factors, nor can we address the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements.  All forward-looking statements included in this document are based on information available to us on the date hereof, and we assumes no obligation to update any such forward-looking statements

You should not place undue reliance on any forward-looking statement, each of which applies only as of the date of this Current Report on Form 8-K.   Except as required by law, we undertake no obligation to update or revise publicly any of the forward-looking statements after the date of this Current Report on Form 8-K to conform our statements to actual results or changed expectations.

Item 1.01 Entry into a Material Definitive Agreement

On April 12, 2011, our Chief Executive Officer (“CEO), Chi Yip Tai entered into a total of eleven (11) Share Purchase Agreements pursuant to which he sold an aggregate of 5,177,500 shares of his shares of the Company’s common stock to third parties  at a purchase price of $3.00 per share, aggregating $15,532,500 in proceeds. In aggregate, these shares represent 79.47% of the Company’s issued and outstanding common stock. Effective upon the closing of the  Share Purchase Agreements, Chi Yip Tai owns no shares of the Company’s stock.

Item 5.01 Changes in Control of Registrant

Pursuant to the Share Purchase Agreements entered into by Chi Yip Tai as disclosed in Item 1.01 of this Current Form 8-K, Chi Yip Tai sold all of his shares of the Company’s common stock to third parties. In the aggregate, these shares represented 79.47% of the Company’s issued and outstanding common stock. As a result of the closing of the Share Purchase Agreements, no one shareholder holds a majority of the Company’s shares of common stock.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers: Compensatory Arrangements of Certain Officers

Effective April 13, 2011, Chi Yip Tai resigned from his position as our Director and CEO, and Wei Guo Wang, our Chief Financial Officer (“CFO”), was appointed as CEO of the Company.

The forgoing descriptions of the resignation letter and purchase agreements does not purport to be complete and is qualified in its entirety by references to such documents, which are attached as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4, Exhibit 10.5, Exhibit 10.6, Exhibit 10.7, Exhibit 10.8, Exhibit 10.9, Exhibit 10.10, Exhibit 10.11, and Exhibit 10.12 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Share Purchase Agreement, dated April 12, 2011, by and between Chi Yip Tai and Ki Yin Chan.
10.2	Share Purchase Agreement, dated April 12, 2011, by and between Chi Yip Tai and Densa Investments Limted.
10.3	Share Purchase Agreement, dated April 12, 2011, by and between Chi Yip Tai and Champion Choice Holdings Limited.
10.4	Share Purchase Agreement, dated April 12, 2011, by and between Chi Yip Tai and Hon Kwan Chan.
10.5	Share Purchase Agreement, dated April 12, 2011, by and between Chi Yip Tai and Ka Hei Tse.
10.6	Share Purchase Agreement, dated April 12, 2011, by and between Chi Yip Tai and Oriental Strategy Holdings Limted.
10.7	Share Purchase Agreement, dated April 12, 2011, by and between Chi Yip Tai and Red Pacific Global Limited.
10.8	Share Purchase Agreement, dated April 12, 2011, by and between Chi Yip Tai and Wai Keung Chan.
10.9	Share Purchase Agreement, dated April 12, 2011, by and between Chi Yip Tai and Sze Na Yip.
10.10	Share Purchase Agreement, dated April 12, 2011, by and between Chi Yip Tai and VTB Tuston Asset Management Limited.
10.11	Share Purchase Agreement, dated April 12, 2011, by and between Chi Yip Tai and Inter Dynamic Worldwide Limited.
10.12	Resignation letter dated April 13, 2011to Green Solutions China, Inc. from Chi Yip Tai.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN SOLUTIONS CHINA, INC.

Date: April 18, 2011	By:	/s/ Wei Guo Wang
Wei Guo Wang
Director & Chief Executive Officer